Common Shares	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Common Shares
As of December 31, 2016 we had:

•	75,298,676 common shares outstanding, the $0.01 par value of which is recorded as common stock of $0.8 million.

•	Paid-in capital of $1.7 billion which substantially represents the excess net proceeds from common stock issuances over the par value as well as the amount of cumulative restricted stock amortization.
Effective December 31, 2015, the Company’s Board of Directors, or the Board, determined to effect a one-for-twelve reverse stock split of the Company's common shares, par value $0.01 per share, and a reduction in the total number of authorized common shares to 56,250,000 shares.  The Company's shareholders approved the reverse stock split and change in authorized common shares at the Company's special meeting of shareholders held on December 23, 2015.  This reduced the number of outstanding common shares from 344,239,098 shares to 28,686,561 shares. On December 17, 2015, the Company received notice from the NYSE that the Company was no longer in compliance with the NYSE's continued listing standards because the average closing share price of its common shares over a consecutive 30 trading-day period ending December 15, 2015 fell below the requirement to be at least $1.00 per share.  The purpose of the reverse stock split was to increase the market price of the Company's common shares.  The increased market price for our common shares as a result of implementing the reverse stock split cured this deficiency.
In June 2016, upon receiving shareholder approval, we further amended our Amended and Restated Articles of Incorporation to increase our total number of authorized common shares to 112,500,000.
On June 16, 2015, the Board approved a Shareholders’ Rights Plan, as subsequently amended and restated on January 14, 2016, or the Rights Plan, and authorized and declared a dividend distribution of one right for each outstanding share of common stock of the Company to stockholders. Each right entitled the holder to purchase from the Company one one-thousandth of a share of preferred stock at an exercise price of $50.00 per one one-thousandth of a preferred share.
The Rights Plan was intended to protect stockholders’ rights in the event of an unsolicited takeover attempt. It was not intended to prevent a takeover of the Company on terms that were favorable and fair to all shareholders and would not have interfered with a merger approved by the Board.
The rights would have generally become exercisable only if a person or group acquired beneficial ownership of 20% or more of the Company’s common stock in a transaction not approved by the Board and the Board did not redeem the rights within ten business days of such an event. If triggered, the right could have entitled the holder to one of the following:

•	To purchase, for the exercise price, a number of common shares having a then current market value of twice the exercise price,

•	To purchase, for the exercise price, one-thousandth of a share of preferred stock, or

•	The Board may have exchanged the rights, in whole or in part, for common shares at an exchange ratio of one to one or for cash or other securities having a value approximately equal to one share.
The rights expired on June 18, 2016.
During 2016, the Company issued a total of 51,679 shares, with a fair value of $0.2 million, to SSH pursuant to the Administrative Services Agreement in connection with the deliveries of our newbuilding vessels.
During 2016, the Company issued an aggregate of 44.0 million shares of common stock, par value $0.01 per share, at $3.00 per share in two separate underwritten public offerings. SSH and certain of the Company's directors purchased an aggregate of $10.3 million common shares at the public offering prices. The Company received approximately $128.1 million of net proceeds from the issuance.
On June 16, 2015, the Company issued 12,745,833 shares of common stock, par value $0.01 per share at $18.00 per share in an underwritten public offering. SSH and certain of our executive officers purchased an aggregate of 833,333 common shares at the public offering price. The company received $218.6 million of proceeds from the issuance.
During 2015, the Company issued a total of 111,725 shares to SSH pursuant to the Administrative Services Agreement relating to the delivery of 28 vessels and the sale of 20 vessels. The aggregate value of these shares was $2.4 million.
In 2014, the underwriters in the Company’s initial public offering, which closed on December 17, 2013, exercised in full their option to purchase an additional 391,250 common shares at the public offering price of $117.00 per share. The sale of these common shares resulted in net proceeds to the Company of approximately $42.4 million, after deducting underwriters’ discounts and commissions.
During 2014, the Company issued a total of 4,366 shares to SSH pursuant to the Administrative Services Agreement relating to two newbuilding Kamsarmax vessels delivered to us. The aggregate value of these shares was $0.5 million.
During 2014 the Company issued 3,333,333 Common shares through a Securities Purchase Agreement with certain institutional investors for the private placement of shares of its common stock, par value $0.01 per share for $150.0 million. Of this share issuance, SSH acquired 333,333 shares for $15.0 million.